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Exhibit 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-QSB of Creative Recycling Technologies, Inc. (now known as Ingen Technologies, Inc., hereinafter referred to as the "Company") for the quarter ended September 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned Scott R. Sand, Chief Executive Officer and Thomas J. Neavitt, Chief Financial Officer of Creative Recycling Technologies, Inc., certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 22, 2007

                                      /s/ Scott R. Sand
                                      -----------------
                                      Scott R. Sand
                                      Chief Executive Officer

                                      /s/ Thomas J. Neavitt
                                      ---------------------
                                      Thomas J. Neavitt
                                      Chief Financial Officer